THE HUNTINGTON FUNDS

Important information regarding Huntington Money Market Funds:

HUNTINGTON TAX-FREE MONEY MARKET FUND

HUNTINGTON MONEY MARKET FUND

HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND

HUNTINGTON U.S. TREASURY MONEY MARKET FUND

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2008

SHAREHOLDER NOTICE

Important information regarding Huntington Money Market Funds:

The U.S. Treasury Department has announced an extension of the Temporary Guarantee Program for Money Market Funds (the “Program”) for the period May 1, 2009 through September 19, 2009 (the “Extended Program”).  The Huntington Money Market Funds listed above (the “Money Market Funds”) will participate in the Program through April 30, 2009 but have determined not to participate in the Extended Program after that date.

Based upon the recommendation of the Adviser to the Money Market Funds, the Board of the Funds has determined that participation in the Extended Program is no longer in the best interests of the Money Market Funds' shareholders. In making this determination, the Board considered the costs and benefits of participating in the Extended Program.

For more information about the Temporary Guarantee Program, please visit the Treasury’s website at http://www.treas.gov/press/releases/hp1163.htm or contact us at (800) 253-0412.

April 15, 2009

The Huntington Funds’ Investment Company Act registration number is 811-5010.